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                                                                   Exhibit 24.01

                                POWER OF ATTORNEY

           WHEREAS, Xcel Energy Inc., a Minnesota corporation (the "Company"), is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement for the issuance and sale of up to $1 billion of unsecured long-term debt securities; and

           WHEREAS, each of the undersigned holds the office or offices in the Company herein below set opposite his/her name, respectively.

           NOW, THEREFORE, each of the undersigned hereby constitutes and appoints GARY R. JOHNSON, EDWARD J. MCINTYRE and CATHY J. HART, and each of them individually, his/her attorney, with full power to act for him/her and in his/her name, place and stead, to sign his/her name in the capacity or capacities set forth below to one or more registration statements on Form S-3 relating to the issuance and sale of up to $1 billion of unsecured long-term debt securities and to any and all amendments (including post-effective amendments) to such registration statements, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 21st day of August, 2000.

/s/ Wayne H. Brunetti                           /s/ James J. Howard
--------------------------------                --------------------------------
Wayne H. Brunetti, Principal                    James J. Howard, Director
Executive Officer & Director

/s/ C. Coney Burgess                            /s/ David A. Christensen
--------------------------------                --------------------------------
C. Coney Burgess, Director                      David A. Christensen, Director

/s/ Giannantonio Ferrari                        /s/ Roger R. Hemminghaus
--------------------------------                --------------------------------
Giannantonio Ferrari, Director                  Roger R. Hemminghaus, Director

/s/ A. Barry Hirschfeld                         /s/ Douglas W. Leatherdale
--------------------------------                --------------------------------
A. Barry Hirschfeld, Director                   Douglas W. Leatherdale, Director

/s/ Albert F. Moreno                            /s/ Margaret R. Preska
--------------------------------                --------------------------------
Albert F. Moreno, Director                      Margaret R. Preska, Director

/s/ A. Patricia Sampson                         /s/ Allan L. Schuman
--------------------------------                --------------------------------
A. Patricia Sampson, Director                   Allan L. Schuman, Director

/s/ Rodney E. Slifer                            /s/ W. Thomas Stephens
--------------------------------                --------------------------------
Rodney E. Slifer, Director                      W. Thomas Stephens, Director

/s/ Edward J. McIntyre                          /s/ David E. Ripka
--------------------------------                --------------------------------
Edward J. McIntyre                              David E. Ripka
Principal Financial Officer                     Principal Accounting Officer
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STATE OF MINNESOTA    )
                      )ss.
COUNTY OF HENNEPIN    )

           On this 21st day of August, 2000, before me, Catherine J. Cleveland a Notary Public in and for said County and State, personally appeared each of the above-named directors and officers of Xcel Energy Inc., a Minnesota corporation, and known to me to be the persons whose names are subscribed to in the foregoing instrument, and each person acknowledged to me that he or she executed the same as his or her own free act and deed.

           IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal on the date set forth above.

                                                /s/ Catherine J. Cleveland
                                                --------------------------------
                                                Catherine J. Cleveland